UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

         Date of report (Date of earliest event reported): May 16, 2007


                              FIRST IPSWICH BANCORP
             (Exact name of registrant as specified in its charter)


          Massachusetts                333-114018             04-2955061
   (State or other jurisdiction        (Commission          (IRS Employer
        of incorporation)             File Number)       Identification No.)

     31 Market Street, Ipswich, Massachusetts                    01938
     (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (978) 356-3700

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On May 16, 2007, the Board of Directors of First Ipswich Bancorp (the "Company") approved the grant of options to non-employee directors and to the senior managers listed below, as recommended by the Compensation Committee. The grant date of the options was May 16, 2007 and the options were granted at the fair market value on the grant date of $9.50 per share, except for Neil St. John Raymond, Chairman, whose options were granted at $10.45 per share. The options will expire ten years from the grant date.

Messrs. Borden, III, Collins, Deery, Raymond, Jr., and Tinti and Ms. Gaskins are the non-employee directors of the Company. Each such non-employee director was granted two thousand options, of which one thousand vested immediately with the remaining options vesting over four years. Directors have not received cash fees for their services to the Company since June 30, 2006 when they temporarily waived their right to such fees. The following senior managers were granted options in the amounts set forth below, which vest over four years, beginning on the first anniversary of the grant date.

                Name and Title of Employee                Number of Options
                --------------------------                -----------------

              Neil St. John Raymond, Chairman                  7,500

                Russell G. Cole, President                    10,000

              Timothy L. Felter, SVP and CFO                   8,000

            Maryjon Brett, SVP, Operations and                 5,500
                    Information Systems

             Janice Costa, SVP, Retail Banking                 5,500

          John DiIorio, SVP, Sr. Lending Officer               7,500

Each recipient of an option grant will enter into a nonstatutory option agreement or incentive stock option agreement, as the case may be, in the forms attached as exhibits hereto and incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.        Description
-----------        -----------

Exhibit 99.1       Form of Incentive Stock Option Agreement

Exhibit 99.2       Form of Nonstatutory Stock Option Agreement

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST IPSWICH BANCORP

Date: May 22, 2007                        By: /s/ Timothy L. Felter
                                              ---------------------
                                              Timothy L. Felter
                                              SVP and CFO

                                      EXHIBIT INDEX


Exhibit No.        Description
-----------        -----------

Exhibit 99.1       Form of Incentive Stock Option Agreement

Exhibit 99.2       Form of Nonstatutory Stock Option Agreement